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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 22, 2002


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


  NEW JERSEY                      001-09120                       22-2625848
---------------            -----------------------           -------------------
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                          -----------------------------
                    (Address of principal executive offices)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)

                               http://www.pseg.com
                               -------------------
                         (Registrant's internet address)


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Item 5. Other Events
--------------------

     The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1 - Business of Part I and
Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A) and Item 8 - Financial Statements and Supplementary Data of
Part II of the Annual Report on Form 10-K for the year ended December 31, 2000 of Public Service Enterprise Group Incorporated (PSEG) and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

PSEG Reports 2001 Earnings
--------------------------

     Reference is made to the press release of PSEG, dated January 22, 2002, a copy of which is attached hereto as Exhibit 99, announcing 2001 earnings for Public Service Enterprise Group.


Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit Designation     Nature of Exhibit
-------------------     -----------------
        99              Press Release dated January 22, 2002

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)


                        By:     PATRICIA A. RADO
                        --------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)





Date: January 25, 2002